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                                                                    Exhibit 10.1


                       MANTECH INTERNATIONAL CORPORATION

                         EMPLOYEE STOCK OWNERSHIP PLAN

                         (as effective January 1, 1999)

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                               TABLE OF CONTENTS

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PREAMBLE............................................................    iv

SECTION 1   DEFINITIONS

    1.1   Account...................................................     1
    1.2   Affiliate.................................................     1
    1.3   Appropriate Form..........................................     1
    1.4   Beneficiary...............................................     1
    1.5   Board of Directors........................................     1
    1.6   Break in Service..........................................     1
    1.7   Code......................................................     2
    1.8   Committee.................................................     2
    1.9   Company...................................................     2
   1.10   Company Stock.............................................     2
   1.11   Compensation..............................................     2
   1.12   Disability................................................     2
   1.13   Effective Date............................................     2
   1.14   Eligible Employee.........................................     2
   1.15   Employee..................................................     3
   1.16   Employer..................................................     3
   1.17   Employer Contribution.....................................     3
   1.18   Entry Date................................................     3
   1.19   ERISA.....................................................     3
   1.20   Hour of Service...........................................     3
   1.21   Limitation Year...........................................     4
   1.22   Normal Retirement Age.....................................     4
   1.23   Participant...............................................     4
   1.24   Plan......................................................     4
   1.25   Plan Year.................................................     4
   1.26   Transfer Agent............................................     4
   1.27   Trust Agreement...........................................     4
   1.28   Trust Fund................................................     4
   1.29   Trustee...................................................     4
   1.30   Valuation Date............................................     4
   1.31   Year of Service...........................................     4

SECTION 2   PARTICIPATION

    2.1   Eligibility for Participation.............................     5
    2.2   Designation of Beneficiary................................     5
    2.3   Continuation of Participation.............................     5
    2.4   Transfers to or from Employment with an Affiliate.........     6
    2.5   Transfers to or from Non-Covered Status...................     6
    2.6   Reemployment..............................................     6
    2.7   Service with the Armed Forces.............................     6
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SECTION 3   CONTRIBUTIONS

    3.1   Employer Contributions.......................................    8
    3.2   Payment of Employer Contributions............................    8
    3.3   No Participant or Rollover Contributions.....................    8
    3.4   Maximum "Annual Additions"...................................    8
    3.5   Refund of Contributions......................................    9

SECTION 4   PARTICIPANT ACCOUNTS

    4.1   Establishment of Participant Accounts........................   10
    4.2   Valuation of Accounts........................................   10
    4.3   Share Accounting/Dividends...................................   10
    4.4   Investing Contracts..........................................   10
    4.5   Transactions to Which Code Section 1042 Applies..............   11

SECTION 5   VESTING

    5.1   Vesting of Participant's Accounts............................   12
    5.2   Special Vesting Provisions...................................   12
    5.3   Application of Forfeitures...................................   12
    5.4   Reemployment, Repayment and Restoration of Forfeiture........   13

SECTION 6   INVESTMENT OF ACCOUNTS

    6.1   Investment of Accounts.......................................   14
    6.2   Diversification of Investments...............................   14

SECTION 7   DISTRIBUTIONS UPON TERMINATION OF SERVICE

    7.1   Distributions upon Retirement, Death of Disability...........   16
    7.2   Distributions upon Other Termination of Service..............   16

SECTION 8   PROVISIONS CONCERNING PAYMENT OF BENEFITS

    8.1   Payment of Benefits..........................................   17
    8.2   Identity of Payee............................................   18
    8.3   Latest Commencement of Benefits..............................   18
    8.4   Required Minimum Distributions...............................   19
    8.5   Direst Rollover From the Plan................................   19
    8.6   Non-Alienation of Benefits...................................   21

SECTION 9   ADMINISTRATION OF THE PLAN

    9.1   Named Fiduciary and Plan Administrator.......................   22
    9.2   Committee....................................................   22
    9.3   Rules and Regulations........................................   23
    9.4   Voting Company Stock.........................................   24
    9.5   Claims for Benefits..........................................   25
    9.6   Records and Reports..........................................   26
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                                       ii

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    9.7   Required Information.........................................   26
    9.8   Payment of Expenses..........................................   26
    9.9   Indemnification..............................................   27

SECTION 10  MANAGEMENT OF THE TRUST FUND

   10.1   Trustee......................................................   28
   10.2   Trust Fund..................................................    28

SECTION 11  AMENDMENT, MERGER AND TERMINATION OF THE PLAN

   11.1   Amendment....................................................   29
   11.2   Merger, Consolidation or Sale of the Employer................   29
   11.3   Suspension or Termination....................................   30
   11.4   Vesting and Maintenance of Accounts..........................   30

SECTION 12  ADOPTION OF PLAN BY AFFILIATE

   12.1   Adoption.....................................................   31
   12.2   Modification of adoption.....................................   31

SECTION 13  IN EVENT PLAN BECOMES TOP-HEAVY

   13.1   Purpose and Limited Application of this Section..............   32
   13.2   Special Definitions..........................................   32
   13.3   Special Top-Heavy Rules......................................   33

SECTION 14  MISCELLANEOUS PROVISIONS

   14.1   Limitation of Liability......................................   35
   14.2   Identity of Payee............................................   35
   14.3   Applicability................................................   35
   14.4   Limitation of Rights.........................................   35
   14.5   Plan not a Condition of Employment...........................   35
   14.6   Assumption of Risk by Participants...........................   36
   14.7   Uniform Administration.......................................   36
   14.8   Severability.................................................   36
   14.9   Titles and Headings..........................................   36

SECTION 15  EXECUTION..................................................   37
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                                      iii

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                                    PREAMBLE

The purpose of this Plan is to enable participating employees of the Company to acquire a proprietary interest in the Company, to share in the growth and prosperity of the Company, and to accumulate capital for their future economic security. Because the primary purpose is to enable participants to share in the growth of the Company, contributions will be invested primarily in stock of the Company.

The Plan is designed to do this without requiring any withholding from participants' paychecks and without calling upon participants to invest their personal savings. This Plan is intended to qualify as an employee stock ownership plan of the stock bonus variety under Section 401(a) and Section 4975(e)(7) of the Internal Revenue Code. All assets acquired under this Plan as a result of Company contributions, income and other additions to the Trust will be administered, distributed, forfeited and otherwise governed by the provisions of this Plan, which will be administered by the Company for the exclusive benefit of participants and their beneficiaries.

This Plan is effective as of January 1, 1999.

                                       iv

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                                   SECTION 1
                                  Definitions

     As used herein, the following terms will have the following respective meanings, unless a different meaning is required by the context. Some of the words and phrases used in the Plan are not defined in this Section 1, but for convenience are defined as they are introduced into the text. The masculine pronoun, wherever used herein will include the feminine pronoun, and the singular will include the plural.

1.1 "Account" means the separate account maintained for a Participant to record his or her share of the Trust Fund attributable to Employer Contributions and earnings thereon.

1.2 "Affiliate" means any company substantially all the assets of which have been or are acquired by the Company, or any company which is related to the Company as a member of a controlled group of corporations in accordance with
Section 414(b) of the Code or as a trade or business under common control, as defined in Section 414(c) of the Code, any organization which is part of an affiliated service group, as defined in Section 414(m) of the Code, or any entity required to be aggregated with the Company, as defined in Section 414(o) of the Code and the regulations thereunder. For purposes under the Plan of determining whether or not a person is an Employee and the period of employment of such person, each such other company shall be included as an "Affiliate" only for such period or periods during which such other company is a member of the controlled group, under common control, an affiliated service group or otherwise required to be so aggregated, unless the Board of Directors shall determine, as to any other company, that such company, shall be deemed an "Affiliate" for an extended prior period. An Affiliate is not necessarily an Employer for purposes of the Plan. See Sections 1.16 and 12.1 of the Plan.

1.3 "Appropriate Form" means the form prescribed by the Committee for the particular purpose provided in the applicable section of the Plan, or if no form is prescribed, in a form acceptable to the Committee.

1.4 "Beneficiary" means the person or persons so designated by a Participant to receive benefits payable under the Plan as a result of the death of the Participant, as provided in Section 2.2.

1.5     "Board of Directors" means the Board of Directors of the Company.

1.6 "Break in Service" means any Plan Year during which an Employee is credited with less than 501 Hours of Service. Solely for purposes of determining if a Break in Service has occurred, Hours of Service shall be recognized for (a) any leaves of absence granted to an Employee on a uniform basis in accordance with established practices of the Company including military leaves of absence and (b) any absences from work by reason of the Employee's pregnancy, birth of the Employee's child, placement of a child with the Employee in connection with the adoption of such child, or any absence for the purpose of caring for such child immediately following such birth or

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placement. However, the maximum number of Hours of Service granted to an
Employee on a leave of absence under (b) in the preceding sentence shall be an amount that would prevent the Employee from incurring a Break in Service in the Plan Year during which the leave occurs or in the immediately following Plan Year.

1.7 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

1.8 "Committee" means the ESOP Administration Committee appointed by the Board of Directors to manage and administer the Plan in accordance with the provisions of Section 9.

1.9    "Company" means ManTech International Corporation.

1.10 "Company Stock" means the authorized Class A common stock issued by ManTech International Corporation.

1.11 "Compensation" means the Employee's base wage or salary (paid in cash or its equivalent), overtime pay, salary reductions under Code Section 401(k) and Code Section 125, but excluding bonuses, PIPs (performance incentive plan payments) commissions, reimbursements and other expense allowances, fringe benefits (cash or noncash), employee welfare benefits, and moving expenses for the Plan Year. Base wages or salary shall include amounts which continue to be paid directly by the Company during temporary absences from work including but not limited to absences due to vacation, holiday, injury, illness, jury duty, and military duty. Compensation in excess of $150,000, subject to adjustment as provided in Section 401(a)(17) of the Code, shall be disregarded for all purposes under the Plan, except as otherwise provided in Section 3.4 of the Plan. Compensation shall be determined on a Plan Year basis without regard as to whether an Employee was a Participant for the entire Plan Year.

1.12 "Disability" shall mean any permanent and lasting inability, by reason of physical or mental infirmity, or both, of a Participant to engage in any substantial gainful activity. The Committee shall determine whether a Participant has incurred a Disability on the basis of medical evidence satisfactory to the Committee.

1.13   "Effective Date" means January 1, 1999.

1.14 "Eligible Employee" means any employee of the Employer, except (a) any "leased employee" within the meaning of Section 414(n) of the Code; (b) any Employee who is a nonresident alien who receives no earned income within the meaning of Section 911(d)(2) of the Code from the Company which constitutes income from sources within the United States within the meaning of Section 861(a)(3) of the Code; (c) any person who the Employer, in its sole discretion, determines not to be an employee of the Employer, with reference to either (i) the Employer's standard hiring practices or policies or (ii) an agreement between the Employer and such person that such person is not an employee of the Employer, even though such person subsequently is considered, or determined to be, an Eligible Employee of the Employer; or (d)

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George J. Pedersen. The Committee shall determine the employee status of each such person based upon information furnished by the Employer. Such determination shall be conclusive and binding upon all persons, provided the same is made pursuant to the Plan.

1.15 "Employee" means any person performing services for the Company or any Affiliate, including a "leased employee" as defined in Section 414(n) of the Code.

1.16 "Employer" means the Company and any Affiliate which, with the approval of the Board of Directors, adopts the Plan as provided in Section 12.1, and any successor thereto which agrees to continue this Plan.

1.17 "Employer Contribution" means payments made to or Company Stock contributed to the Trust Fund by the Employer.

1.18   "Entry Date" means each December 30th.

1.19 "ERISA" means Employee Retirement Income Security Act of 1974, as amended.

1.20 "Hour of Service" means each hour of service for which an Employee is credited under the Plan, in accordance with the following rules:

       (a) Hours of Service shall include each hour of service for which an Employee is paid (or entitled to payment) for the performance of duties; each hour of service for which an Employee is paid (or entitled to payment) for a period during which no duties are performed (irrespective of whether service has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty or leave of absence; and each additional hour of service for which back pay is either awarded or agreed to (irrespective of mitigation of damages); provided, however, that not more than 501 Hours of Service shall be credited for a single continuous period during which an Employee does not perform any duties (whether or not such period occurs in a single Plan Year).

       (b) The crediting of Hours of Service shall be determined in accordance with the rules set forth in paragraphs (b) and (c) of Section 2530.200b-2 of the regulations prescribed by the Department of Labor, which rules shall be consistently applied with respect to all Employees within the same job classification. Each Employee shall be credited with his actual hours.

       (c) Hours of Service shall not be credited to an Employee for a period during which no duties are performed if payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws, and Hours of Service shall not be credited on account of any payment made or due an Employee solely in reimbursement of medical or medically-related expenses.

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1.21  "Limitation Year" means the calendar year.

1.22  "Normal Retirement Age" means age 60.

1.23 "Participant" means any person who meets the requirements for participation as provided in Section 2.

1.24 "Plan" means the ManTech International Corporation Employee Stock Ownership Plan, as set forth herein, or as it may be amended from time to time.

1.25 "Plan Year" means (a) the period beginning on January 1, 1999 and ending on December 30, 1999 or (b) for plan years beginning after December 30, 1999, the twelve-month period commencing on each December 31 and ending on the next following December 30.

1.26 "Transfer Agent" means the keeper of record of information with respect to each registered shareholder, including such information as name of, address of and the number of shares owned by the registered shareholder, and who is authorized to transfer the certificates of Company Stock. The Transfer Agent shall be the person selected by the Company for such purpose, and in absence thereof the Transfer Agent shall be the Company.

1.27 "Trust Agreement" shall mean the agreement(s) entered into between the Company and the Trustee(s) under the Plan, as provided for in Section 10.

1.28 "Trust Fund" shall mean all funds held, at any time, by the Trustee(s) under the Trust Agreement(s).

1.29 "Trustee" shall mean the person or persons, institutions, corporations, associations or a combination thereof, or any successor thereof, who or which, at any time, may be acting as a Trustee under the Trust Agreement.

1.30 "Valuation Date" shall mean each December 30th and such other dates or dates deemed necessary by the Committee.

1.31 "Year of Service" means each Plan Year during which an Employee is credited with at least 1,000 Hours of Service with the Company or any Affiliate. If an Employee incurs five consecutive one-year Breaks in Service and was not vested in any part of his or her Account (determined in accordance with Section
5) prior to such Breaks in Service shall be disregarded. For vesting purposes, Years of Services shall include periods prior to the Effective Date.

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                                   SECTION 2
                                 Participation

2.1    Eligibility for Participation

       Each Employee shall become a Participant as of the next Entry Date coinciding with or following the date he or she becomes an Eligible Employee. Notwithstanding anything herein to the contrary, each Eligible Employee employed on or before the Effective Date shall participate in the Plan as of the Effective Date, provided such Eligible Employee has performed an Hour of Service on or after the Effective Date.

2.2    Designation of Beneficiary

       A Participant may designate a Beneficiary to receive any death benefits arising under the Plan by filing an Appropriate Form with the Committee. The Beneficiary may be a designated person or persons, trust or trusts, provided that, if more than one person or trust is named, the Participant must indicate the percentage of the account and/or precedence of each person or trust. A Participant may change his or her Beneficiary from time to time by filing the Appropriate Form. Notwithstanding the foregoing, the Beneficiary with respect to a married Participant shall be, in all events, such Participant's surviving spouse, if any, unless such spouse consents in writing to the designation of another Beneficiary or to any subsequent change in Beneficiary (unless the consent of the spouse expressly permits designations by the Participant without any requirements for future consent by the spouse). A spouse shall be deemed to have given such consent if it is established to the satisfaction of the Committee that actual written consent to such election cannot be obtained from the spouse because the spouse cannot be located or because of such other circumstances as may be prescribed in accordance with Treasury Regulation Section 1.401(a)-20, Q&A-27. Any such consent (including such deemed consent) by a spouse shall be effective only with respect to such spouse. The spousal consent is irrevocable, must acknowledge the effect of such election and must be witnessed by a Plan representative or a notary public. In the event that no Beneficiary had been designated or that no designated Beneficiary survives the Participant, the following Beneficiaries (if then living) shall be deemed to have been designated in the following priority: (1) spouse, (2) children, including adopted children, in equal shares, per stirpes, (3) parents, in equal shares, (4) the person(s) designated as beneficiary under any group life insurance maintained by the Employer, and (5) the Participant's estate.

2.3    Continuation of Participation

       Each Participant shall continue to be a Participant as long as an Account is maintained on his or her behalf.

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2.4  Transfers to or From Employment with an Affiliate

     The transfer of a Participant from the payroll of one Employer to that of another Employer shall not constitute a termination of employment and he or she shall continue as a Participant. The transfer of a Participant to the payroll of an Affiliate that is not an Employer shall not constitute a termination of employment and he or she shall be suspended until such time as he or she may again be employed as an Eligible Employee by an Employer participating in the Plan. Termination of employment (other than by transfer to another Affiliate) with the Affiliate to whose payroll he or she has transferred, shall constitute a termination of employment or retirement, as applicable, under the plan. If a Participant who has transferred to the payroll of an Affiliate that is not an Employer is again employed as an Eligible Employee by an Employer participating in the Plan, Employer Contributions on his or her behalf shall resume immediately upon performing an Hour of Service for the Employer participating in the Plan.

2.5  Transfer to or from Non-Covered Status

     If a participant ceases to meet the definition of Eligible Employee but continues in the employment of an Employer, he or she shall be treated as if he or she were transferred to the payroll of an Affiliate that is not an Employer. In the event that such Participant is again employed as an Eligible Employee by an Employer participating in the Plan, Employer contributions on his or her behalf shall resume immediately upon performing an Hour of Service for the Employer participating in the Plan.

2.6  Reemployment
     If a participant terminates employment and again is employed as an Eligible Employee by an Employer participating in the Plan, Employer contributions on his or her behalf shall resume immediately upon performing an Hour of Service for the Employer participating in the Plan. If an Eligible Employee terminates employment prior to becoming a Participant and is again employed as an Eligible Employee by an Employer participating in the Plan, he or she shall be eligible to become a Participant pursuant to Section 2.1 above.

2.7  Service with the Armed Forces
     A Participant who leaves employment with the Employer to enter the United States Armed Forces or the Merchant marine shall not be deemed to have terminated employment for the purposes of this Plan and shall be conclusively presumed to be on leave of absence, provided such Participant is entitled to reemployment rights and returns to work for the Employer, without any intervening employment elsewhere, within 90 days after his or her discharge from qualified military service, as prescribed by the applicable laws of the United States. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

                                   SECTION 3
                                 Contributions

3.1    Employer Contributions

       For each Plan Year, the Company may make an Employer Contribution to the Trust Fund in such amount or under such formula, at such times, as may be determined by the Board of Directors, in its sole and absolute discretion. A Participant is entitled to share in the allocation of the Employer Contribution for each Plan Year in which he or she is credited with at least 1000 Hours of Service and in which he or she is an Eligible Employee on the last day of the Plan Year. The Employer Contribution shall be allocated among the Accounts of eligible Participants (as described in the preceding sentence) in the proportion that the Compensation earned during the Plan Year by each eligible Participant bears to the sum of the Compensation earned by all eligible Participants during the Plan Year.

3.2    Payment of Employer Contributions

       The Employer Contribution for each Plan Year shall be made to the Trust Fund not later than the due date (including extensions) for filing the Company's federal income tax return for that Plan Year. The Employer Contribution may be made in cash and/or in shares or Company Stock, or may be made in one or more installments, as determined by the Board of Directors, in its sole and absolute discretion. The Employer Contribution made in shares of Company Stock shall be valued based upon their fair market value as of the most recent prior Valuation Date. Each Employer shall be responsible for its allocable share of the aggregate contribution equal to the total amount to be allocated to the Account of each Participant who the Employer employs and who is eligible to receive an allocation for the applicable Plan Year.

3.3    No Participant or Rollover Contributions

       No Participant shall be required or permitted to make contributions to the Trust. No rollover contributions from other qualified plans are permitted.

3.4    Maximum "Annual Additions"

       Notwithstanding the foregoing provisions of this Section 3, the total "annual additions" (as hereinafter defined) with respect to any Participant for any Limitation Year shall not exceed the lesser of:
             (a) 25% of the Participant's "Section 415 compensation" (as determined under Section 415(c)(3) of the Code and in Treasury Regulation Section 1.415-2(d)(1) and (2)) for the Limitation Year, or
             (b) the dollar limit in effect for such Limitation Year in accordance with Section 415(c)(2)(A) of the Code.

         For purposes of this Section 3.4, the term "annual additions" with respect to any Participant means the sum of:
              (a) Employer Contributions pursuant to Section 3.1, and
              (b) forfeitures, if any.

         For the purposes of this Section 3.4 and determining whether the amount of annual additions (within the meaning of Section 415(c)(2) of the Code) are within the limits of Section 415(c) of the Code for any Limitation Year, if a Participant also is participating in any other tax-qualified defined contribution plan or plans maintained by the Employer or an Affiliate, the annual additions under the Plan and the amount of annual additions (within the meaning of Section 415(c)(2) of the Code) under all such other defined contribution plans shall be combined. If any Participant's annual additions would exceed the limits of Section 415(c) of the Code for any Limitation Year, such excess shall be eliminated by reducing contributions allocable to such Participant under any other tax-qualified defined contribution plan maintained by the Employer or an Affiliate (pursuant to the terms of that plan) to the extent necessary to meet the limitations. If a Participant in this Plan is a participant in any qualified defined benefit plan maintained by the Employer or Affiliate, the overall limitation of Section 415(e) of the Code shall be complied with by limiting the amount of pension payable to such person under such defined benefit plan without adjustment to the limitation applicable to such Participant under this Plan.

3.5      Refund of Contributions

         All Employer Contributions under this Plan are conditioned upon initial qualification of the Plan under Section 401 of the Code. If it is determined that the Plan does not so qualify, the appropriate contributions shall be returned to the Employer within one year after the date of such denial of initial qualification. All Employer Contributions under the Plan are made on the condition that current tax deductions are allowed for such contributions under Section 404 of the Code. If, and to the extent, a deduction is not allowed for Employer Contributions under the Plan for a taxable year, an amount equal to the contributions so disallowed as a deduction for such year shall be repaid by the Trustee to the Employer within one year after such disallowance, provided the Employer so directs the Trustee and such repayment will not adversely affect the qualified status of the Plan. Refunds of contributions shall be made to the Employer in the case of a contribution which is made by reason of a mistake of fact (for example, incorrect information as to eligibility or Compensation of an Employee, a mathematical error or an erroneous belief that such contribution is consistent with the limitations in Section 3.4). So much of the contribution as is attributable to the mistake of fact shall be repaid by the Trustee upon demand by the Employer, presentation of evidence of the mistake of fact and calculation as to the impact of the mistake, provided such demand and repayment is made within one year after the payment of contribution to which the mistake applies.

                                    SECTION 4
                              Participant Accounts

 4.1     Establishment of Participant Accounts

         The Committee shall maintain a separate Account for each Participant setting forth the balance of the Participant's Account. Each Account shall be maintained primarily in terms of Company Stock. The Committee shall make the allocation among and adjustments to such Participant Accounts as provided in Sections 3.1 and 4.2 of the Plan.

 4.2     Valuation of Accounts

         The value of the Trust Fund, as of any date of determination, shall be determined by the Trustee on the basis of fair market value as of the preceding Valuation Date. As of each Valuation Date, the value of the Trust Fund shall be adjusted by the Trustee so as to reflect the effect of income collected or accrued, realized and unrealized profits and losses, distributions, withdrawals, contributions, and all other transactions since the preceding Valuation Date. The value of each Participant's Account, as of any Valuation Date, shall be its share of the value of the Trust Fund as of the preceding Valuation Date, as so adjusted, which share shall be determined by the Committee with reference to the ratio in which the balance of Participant's Account on the preceding Valuation Date bears to the sum of the balances for the Accounts of all Participants on that date.

 4.3     Share Accounting/Dividends

         To the extent that the Plan holds shares of Company Stock, then notwithstanding the other provisions of Section 4, the Committee may segregate those shares and account for them separately. In any event, dividends paid or accrued on Company Stock shall be allocated to the Accounts which hold such Company Stock. However, the Company may direct that dividends be paid or distributed to the Participants in accordance with Code Section 404(k). Any Company Stock dividend paid on Company Stock held by the Trust Fund shall be treated as a Company Stock split.

4.4      Investment Contracts

         Notwithstanding any provision to the contrary, if any Trust Fund assets are invested through any arrangement with an insurance company or other investment organization, Accounts shall be valued and gains, losses, costs, and expenses shall be allocated (but not less frequently than annually) in accordance with the terms of the applicable investment contract or arrangement.

4.5      Transactions to Which Code Section 1042 Applies

         If the Plan acquires any Company Stock in a transaction to which Code
         Section 1042 applies, then notwithstanding any other provision of this
         Section 4, no Company Stock acquired in such a transaction shall be allocated in violation of Code Section 409(n) to the Account of any Participant (or of any relative, within the meaning of Code Section 267(b), of such Participant) who makes an election under Code Section 1042 or any Participant who is a more-than-25% owner in the Company.

                                    SECTION 5
                                    Vesting

5.1      Vesting of Participant's Account

         A Participant's Account shall vest on the basis of his or her Years of Service, in accordance with the following schedule:

                        Years of                                   Vested
                        Service                                  Percentage
                        -------                                  ----------

                      Less than 2 years                              0%
                      2 years but less than 3 years                 25%
                      3 years but less than 4 years                 50%
                      4 years but less than 5 years                 75%
                      5 years or more                              100%

5.2      Special Vesting Provisions

         A Participant's Account shall automatically become 100% vested upon:

         (a) his or her Disability or death prior to the termination of his or her employment;

         (b) his or her attainment of Normal Retirement Age; and

         (c) the complete discontinuance of contributions to the Plan, or the partial termination of the Plan (if the Participant is affected by such partial termination).

5.3      Application of Forfeitures

         A Participant whose employment shall terminate for any reason other than upon any of the events specified in Section 5.2 above shall forfeit the balance in his or her Account that is not vested at the time of his or her termination. All such forfeitures shall be determined as of the end of the Plan Year in which the Participant either receives a distribution of the vested portion of his or her Account or incurs a one-year Break in Service, whichever occurs first. Once so determined, all such forfeitures shall be used to reduce future Employer Contributions, except as is otherwise provided in Section 5.4. If a Participant has no vested interest in his or her Account at the time of his or her termination of employment with the Company or an Affiliate, the Participant shall be deemed to have received a full distribution of his or her Account on the date of such termination of employment and the non-vested amounts in his or her Account shall become forfeitures under the Plan.

5.4  Reemployment, Repayment and Restoration of Forfeiture

     If a former Participant whose termination resulted in a forfeiture under the provisions of Section 5.3 is reemployed as an Eligible Employee prior to the date he or she incurs five consecutive one-year Breaks in Service, such Participant may elect by giving 30 days' advance notice on the Appropriate Form (or such other period as may be prescribed by the Committee) to repay the Plan in cash, on any date within five years of such reemployment, the full dollar amount distributed in accordance with Section
     7. Such repayment will be allocated to such Participant's Account. In such event, the amount of the forfeiture (unadjusted by any gains or losses) will be restored and credited as of such date to such Participant's Account in such manner as the Committee shall deem appropriate pursuant to such uniform and non-discriminatory rules as it shall from time to time prescribe. The amount of the forfeiture which is restored will be derived from amounts forfeited and not yet applied to reduce future Employer Contributions, or, if such amounts are insufficient, any remaining forfeiture not so restored will be derived from additional Employer Contributions.

                                    SECTION 6
                             Investment of Accounts

6.1      Investment of Accounts

         All Accounts at all times shall be invested primarily in Company Stock.

 6.2     Diversification of Investments

         (a) Notwithstanding any other provision of this Plan, each "Qualified Participant" (as hereinafter defined) may elect, within the 90-day period following the close of each Plan Year during the Participant's "Qualified Election Period" (as hereinafter defined), to direct the Trustee as to the distribution, subject to this
             Section 6.3, of (i) 25% of the value of the "Qualified Participant's" Account attributable to Company Stock less (ii) the value of the Account previously distributed under an election pursuant to this paragraph (a) within the time determined under paragraph (b) below. With respect to the 25% limitation described in the preceding paragraph, a "Qualified Participant" may, within 90 days after the close of the last Plan Year in the "Qualified Participant's" "Qualified Election Period," direct the Trustee to apply a percentage of 50%, rather than 25%.

         (b) Within 90 days after the close of each Plan Year during the "Qualified Election Period," the portion of a "Qualified Participant's" Account subject to the election described in paragraph (a) above shall be distributed in cash (or made available for distribution to such "Qualified Participant") or transferred to another qualified defined contribution plan maintained by the Company or Affiliate that offers at least three investment options other than Company Stock.

         (c) If the fair market value (determined at the Valuation Date immediately before the first day on which a "Qualified Participant" is eligible to make the election described in paragraph (a) above) of the Company Stock allocated to a "Qualified Participant's" account is $500 or less, then the Company Stock will be considered to be a de minimis amount that is not subject to the diversification requirement. For purposes of determining whether the de minimis amount is exceeded, Company Stock held in accounts of all Employee Stock Ownership Plans maintained by the Company or any Affiliate are considered to be held by the same plan.

         (d) For purposes of this Section 6.2, the terms "Qualified Participant" and "Qualified Election Period" shall have the following meanings:
             "Qualified Participant" means any Employee who has completed at least 10 years of participation under this Plan and has attained age 55. "Qualified Election Period" means the six-Plan Year period beginning with the first Plan Year in which the individual first became a Qualified Participant.

                                    SECTION 7
                    Distributions Upon Termination of Service

7.1      Distributions Upon Retirement, Death or Disability

         (a) Upon a Participant's termination of employment on account of his or her attainment of Normal Retirement Age, the total balance of his or her Account as of the Valuation Date determined in Section 8 shall be distributed to him or her.

         (b) Upon a Participant's death, the total balance of all his or her Account as of the Valuation Date determined in Section 8 shall be distributed to his or her Beneficiary, in accordance with the provisions of Section 8.

         (c) Upon a Participant's Disability, the total balance of his or her Account as of the Valuation Date determined in Section 8 shall be distributed to him or her. At any time prior to a Participant's Normal Retirement Age, the Committee may, in its sole discretion, require a Participant who is receiving benefits on account of Disability to submit to a medical examination and/or to submit evidence of his or her continued eligibility for disability benefits under the Social Security Act, but not more often than semi-annually. In the event that a Participant's Disability ceases, no further payment shall be made from the Plan on account of such Disability. If an Employee returns to the employ of the Employer following the cessation of his or her Disability, such Employee's participation in the Plan shall immediately resume.

7.2      Distributions Upon Other Termination of Service

         If a Participant's employment is terminated for reasons other than on account of his or her attainment of Normal Retirement Age, Disability or death, the then vested portion (if any) of his or her Account as of the Valuation Date referred to in Section 8, shall be distributed to him or her or her in accordance with the provisions of Section 8. The Participant shall thereupon forfeit any remaining nonvested balance in his or her Account, if any, as of the Valuation Date, and such forfeited balance of each such Account shall be used to reduce future Employer Contributions.

                                    SECTION 8
                    Provisions Concerning Payment of Benefits

8.1      Payment of Benefits

         (a) In the event of his or her termination of employment with the Employer or any Affiliate by reason of (i) attainment of Normal Retirement Age, (ii) upon incurring a permanent Disability, or
             (iii) death, a Participant's entire vested balance in his or her Account as of the preceding Valuation Date shall be distributed in cash to him or her, or to his or her Beneficiary in the event of the Participant's death, in the form of a single lump sum payment, as soon as practicable, but in no event later than the last day of the Plan Year following the Plan Year in which the Participant terminates employment. Notwithstanding the foregoing, if the value of the vested balance in such Account as of such Valuation Date exceeds $50,000, the Participant's Account will be distributed in substantially equal annual installments over a five-year period instead of a single lump sum payment and if the Participant's vested balance in his or her Account exceeds $500,000, the five-year period shall be extended for one additional year (but not more than five additional years) for each $100,000 or fraction thereof by which the vested balance in his or her Account exceeds $500,000. These dollar amounts shall be adjusted at the same time and in the same manner as provided under Section 415(d) of the Code.

         (b) In the event of his or her termination of employment with the Employer or any Affiliate for any reason other than that described in paragraph (a) above, the distribution of the Participant's vested balance in his or her Account, determined as of the Valuation Date preceding such distribution date, and as of each such distribution date, will be as follows:

             (i) If the value of the vested balance in such Account as of such Valuation Date does not exceed, nor at any other time exceeded, $5,000, the Participant's vested balance in his or her Account shall be distributed in cash to him or her in the form of a single lump sum payment, as soon as practicable, but in no event later than the last day of the Plan Year following the Plan Year in which the Participant terminates employment.

             (ii) If the value of the vested balance in such Account as of such Valuation Date exceeds, or at any other time exceeded, $5,000, but is less than $50,000 as of such Valuation Date, his or her the vested balance in his or her Account, at his or her election, may remain in the Trust Fund and will be distributed in cash in a single lump sum payment on the day the Participant reaches Normal Retirement Age, or sooner as directed by the Participant. Alternatively, the Participant may elect to receive distribution of his or her interest in substantially equal annual installments over a five year period.

           (iii) If the value of the vested balance in such Account as of such Valuation Date exceeds $50,000, his or her Account, at his or her election, may remain in the Trust Fund and will be distributed in cash in substantially equal annual installments over a five-year period commencing on the day the Participant reaches Normal Retirement Age. At the election of such Participant, distributions may commence prior to the Participant's Normal Retirement Age

           (iv) If the event of a Paticipant's death before his or her Normal Retirement Age, but after his or her termination of employment, the entire vested balance that remains in his or her Account as of the last Valuation Date shall be distributed to his or her Beneficiary in the form of a single lump sum payment, as soon as practicable, but in no event later than the last day of the Plan Year following the Plan Year in which the Participant dies.

      (c) A Participant, or his or her Beneficiary in the event of the Participant's death, shall not have the right to demand a distribution of the Company Stock allocated to his or her Account, except as otherwise required by Code Section 409(h)(2)(B).

8.2   Identity of Payee

      If there is no person alive to accept receipt for any payment due under the Plan, the Committee shall direct that such payment or payments be made to the following persons in the following order of preference: the Participant's spouse, child or children per stirpes, parents, or the person or persons designated as his or her beneficiary under any group life insurance maintained by the Employer. The determination of the Committee as to the identity of the proper payee of any payment from the Trust Fund and the amount properly payable shall be conclusive, and payment in accordance with such determination shall constitute a complete discharge of all obligations on account thereof.

8.3   Latest Commencement of Benefits

      In no event shall a Participant's benefits under the Plan begin later than the 60th day after the close of the Plan Year in which the latest of the following events occur:

      (a)   The Participant attains Normal Retirement Age;

       (b) the 10th anniversary of the date the Participant's participation in the Plan commences;

       (c) the Participant's employment with the Company or any Affiliate is terminated.

8.4    Required Minimum Distributions

       Notwithstanding Sections 8.1 and 8.3 of the Plan, subject to Section 1121(d)(4) of the Tax Reform Act of 1986 and Proposed Treasury Regulation
       Section 1.401(a)(9)-1:

       (a) distributions to any Participant who is a 5% owner, as defined under Section 416 of the Code, shall begin not later than the April 1 following the calendar year in which such Participant attains age 70 1/2; and

       (b) in the case of a Participant who is not a 5% owner, distributions shall begin not later than the April 1 following the later of the calendar year in which the Participant attains age 70 1/2, or his or her termination of employment with the Employer or an Affiliate.

       This Section 8.4 shall only apply to a Participant who remains in the employment of the Employer beyond the calendar year in which he or she reaches age 70 1/2 and who is required to receive distribution of his or her Account in the form of annual installments. Any distributions under this Plan shall be adjusted to meet the requirements of Section 401(a)(9) of the Code and the regulations thereunder. Thus, the entire interest of each Participant shall be distributed, beginning not later than the required beginning date, as described above and in accordance with regulations, over the life of the Participant or over the life of the Participant and Beneficiary (or over a period not extending beyond the life expectancy of the Participant or the life expectancy of the Participant and Beneficiary). In addition, any distribution required under the incidental death benefit rule of Section 401(a)(9)(G) of the Code shall be treated as distribution required under the preceding sentence.

8.5    Direct Rollover From the Plan

       Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a "Distributee" may elect, at the time and in the manner prescribed by the Committee, to have any portion of an "Eligible Rollover Distribution" paid directly to an "Eligible Retirement Plan" specified by the distributee in a "Direct Rollover" (as such terms are defined below).

Definitions:

(a) Eligible Rollover Distribution: An Eligible Rollover Distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an Eligible Rollover Distribution does not include:

     (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more;

     (ii)  any distribution to the extent such distribution is required under
           Section 401(a)(9) of the Code; and

     (iii) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

(b) Eligible Retirement Plan: An Eligible Retirement Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in
     Section 401(a) of the Code, that accepts the distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity. Notwithstanding anything herein to the contrary, two Eligible Retirement Plans may be designated with respect to any Eligible Rollover Distribution.

(c) Distributee: A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

(d) Direct Rollover: A direct rollover is a payment by the Plan to the Eligible Retirement Plan specified by the distributee. Notwithstanding anything herein to the contrary, two direct rollovers may be made with respect to any Eligible Rollover Distribution.

8.6  Non-Alienation of Benefits

     Except as otherwise provided by law, no benefit, interest or payment under the Plan shall be subject in any manner to anticipation alienation, sale, transfer, assignment, pledge, encumbrance or charge, whether voluntary or involuntary, and no attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same be valid nor shall any such benefit, interest or payment be in any way liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such benefit, interest, or payment or subject to attachment, garnishment, levy execution or other legal or equitable process. Except as otherwise permitted by Code Section 409(h)(2) or other applicable law, no shares of Company Stock held or distributed by the Trustee may be subject to a put, call or other option, or buy-sell or similar arrangement. The provisions of this section shall continue to be applicable to shares of Company Stock even if the Plan ceases to be an employee stock ownership plan under Code Section 4975(e)(7). Notwithstanding the foregoing, the creation, assignment, or recognition of a right to any benefit payable with respect to a Participant pursuant to a "qualified domestic relations order" (as defined in Section 414(p) of the Code) shall not be treated as an assignment or alienation prohibited by this Section 8.6. A domestic relations order will not be considered as a "qualified domestic relations order" if it: (i) requires the Plan to provide a type or form of benefit not otherwise provided under the Plan, or (ii) requires the Plan to provide increased benefits (determined on the basis of actuarial value), or (iii) requires the payment of benefits to an alternate payee under another order previously determined to be a "qualified domestic relations order." A domestic relations order shall not be treated as failing to meet the requirements of subpart (i) of the preceding sentence solely because it requires payment of benefits on or after the date on which the Participant attains early retirement age (as defined in Section 414(p)(4)(B) of the Code) under the Plan whether or not the Participant actually retires on that date. During any period in which the Committee is determining whether an order is a "qualified domestic relations order," no benefits which are in dispute shall be paid hereunder, except as may be required by the Code. Any other provision of the Plan to the contrary notwithstanding, the Committee is authorized, pursuant to such uniform and nondiscriminatory rules as it shall establish which shall be consistent with applicable law and the terms of the applicable qualified domestic relations order, to cash out benefits to which alternate payees may be entitled prior to the date such benefits would otherwise become payable in accordance with the applicable provisions of the Plan.

                                   SECTION 9
                           Administration of the Plan

9.1  Named Fiduciary and Plan Administrator

     The "Named Fiduciary", as that term is defined in Section 402(a)(2) of ERISA, shall be as follows:

     (a) The Trustee, with respect to the management and investment of the assets of the Plan and the payment of benefits to Participants;

     (b) The Committee, with respect to the administration and operation of the Plan, and for the purposes of determining appeals with respect to denied claims for benefits.

     The authority of each Named Fiduciary in his or her or its designated area of responsibility, as aforesaid, shall be exclusive, and no Named Fiduciary shall have either authority or responsiblility to exercise any discretion or control other than as specifically delegated to him or her or it under this Plan or the Trust Agreement.

     The Company shall be the "administrator" and "plan administrator" with respect to the Plan, as those terms are defined in Section 3(16)(A) of ERISA and in Section 414(g) of the Code.

9.2  Committee

     The Board of Directors shall appoint a Committee of not less than three members designated by the Board of Directors who shall serve at the pleasure of the Board of Directors. The Committee, in its sole and absolute discretion, from time to time, may authorize and designate any person or persons to act on behalf of the Committee. The Secretary of the Board of Directors shall from time to time notify the Trustee of the appointment of members of the Committee and of any other person designated to act on behalf of the Committee, together with specimens of their signatures, and for all purposes hereunder the Trustee shall be entitled to conclusively rely upon the identity of the members constituting the Committee and the identity of such other person or persons as disclosed by the last filed of such certificates. The Committee shall elect one of its members as Chairman and one of its members as Secretary and may also appoint such other officers as it deems necessary. A majority of the members of the Committee shall constitute a quorum for the transaction of business and all resolutions or other actions of the Committee at any meeting shall be by a vote of a majority of those present at such meeting; provided, however, any action required or permitted to be taken at any meeting of the Committee may be taken without a meeting if prior to such action a written consent thereto is signed by a majority of the members of the Committee then in office and such written consent is filed with the minutes of the Committee. If there are two or more Committee members, no member shall act upon any question pertaining solely or primarily to him or herself, and the other member or members shall alone make any determination required by the Plan in respect thereof. The Committee may authorize any one or more of its members to execute any document on behalf of the Committee, in which event the Committee shall notify the Trustee in writing of such action and the name or names of its member or members so designated. The Trustee thereafter shall accept and rely upon any document executed by such member or members as representing action by the Committee until the Committee shall file with the Trustee a written revocation of such designation. No bond or other security shall be required of any member of the Committee as such, except as ERISA may otherwise require.

9.3  Rules and Regulations

     (a) The Committee from time to time may establish rules and regulations for the administration for the Plan, provided that such regulations shall be consistent with the provisions hereof. The Committee shall have the exclusive right to interpret the Plan provisions and to exercise discretion where necessary or appropriate in the interpretation and administration of the Plan and to decide any and all matters arising thereunder or in connection with the administration of the Plan, and it shall endeavor to act, whether by general rules or by particular decisions, so as not to discriminate in favor of any person or class of person. Such decisions, actions and records of the Committee shall be conclusive and binding upon the Company, the Employer and all persons having or claiming to have any right or interest in or under the Plan. Without limiting the generality of the foregoing, the Committee may adopt such regulations with respect to the signature by a Participant and/or the beneficiary of a Participant, to any directions or other papers to be signed by a Participant and similar matters the Committee may determine to be necessary or advisable in view of orderly Plan administration or the laws of any State or States.

     (b) To facilitate payments to Participants, the Committee may establish and maintain one or more checking accounts in the name of the Plan and designate the person or persons authorized to sign checks on such accounts. Funds to be placed in such accounts shall be transferred thereto by the Trustee on instructions from the Committee. If a Participant or Beneficiary is physically or mentally incapable of receiving and acknowledging receipt of benefit payments due under the Plan, the Committee, in its discretion, may cause such payments to be made by the Trustee to such institution, guardian, trustee, conservator, or receiver or other person for the use, benefit or support, of the said Participant or Beneficiary without the interposition of a guardian, as the Committee may select.

     (c) The Committee shall at least annually transmit to each Participant a statement in such form as the Committee shall determine setting forth the value of such Participant's Account. Such statements shall be deemed to have been accepted as correct unless written notice to the contrary is received by the Committee within thirty days after delivery of such statement to the Participant. Other reports and descriptions required by ERISA shall be prepared and distributed by the Committee or by the Company.

     (d) No director, officer or employee of the Company, or of any Employer shall be personally liable for any act or omission to act in connection with the operation or administration of the Plan other than through his own willful misconduct or gross negligence, except as ERISA may otherwise require.

     (e) The Committee shall direct the Trustee to sell Company Stock allocated to a Participant's Account in the event such Participant elects a cash distribution. Such sales shall either be in public market or private transactions. If sold to the Company, the price of Company Stock shall be the fair market value of Company Stock, as determined by the Committee (and as accepted by the Trustee), for all purposes under the Plan based upon the valuation of an independent appraiser (within the meaning of Section 401(a)(28)(C) of the Code). The Committee also shall have the right to direct the Trustee to borrow in order to purchase Company Stock and to direct the Trustee as otherwise provided herein.

9.4  Voting Company Stock

     (a) General Rule: Except as provided in subsection (b), the Trustee shall vote any shares of Company Stock held by the Trust Fund.

     (b) Major Matters: With respect to any corporate merger or consolidation, recapitalization, reclassification, liquidation, dissolution, sale of substantially all assets of a trade or business of the Company, or any other matter specified in regulations issued under Code Section 409(e)(3), the Trustee shall pass through to Participants the voting rights relating to Company Stock allocated to the Participants' Accounts.

     (c) Procedures: If a pass-through of voting rights is required under subsection (b), the following procedures shall be followed:

          (i) Before each annual or special meeting of the stockholders of the Company and contemporaneously with the notice to stockholders of the Company, the Company shall cause to be sent to each Participant (or in the event of his or her death, his or her Beneficiary) a copy of the proxy solicitation material therefore, together with a form requesting confidential instructions to the Trustee or Transfer Agent on how to vote the number of shares of Company Stock credited to such Participant's Account as of the Valuation Date next preceding the record date for each such meeting.

          (ii) Upon receipt of instruction from each Participant or Beneficiary as to how to vote his or her number of whole shares of Company Stock in the Trust, the Trustee or Transfer Agent shall vote such shares in accordance with such instructions.

          (iii) Instructions received from individual Participants or Beneficiaries by the Trustee or Transfer Agent shall be held in the strictest confidence and shall not be divulged or released to any person, including officers or employees of the Company.

          (iv) The Trustee or Transfer Agent may not vote in person or by proxy any shares of Company Stock for which voting instructions shall not have been received at the time of any meeting.

9.5  Claims for Benefits

     For purposes of the Plan, a claim for benefits is a written application for benefits filed with the Committee on the Appropriate Form. In the event that any Participant or other payee claims to be entitled to a benefit under the Plan, and the Committee determines that such claim should be denied in whole or in part, the Committee shall, in writing, notify such claimant within 90 days of receipt of such claim that his claim has been denied, setting forth the specific reasons for such denial. Such notification shall;

     (a) be written in a manner reasonably expected to be understood by such Participant or other payee,

     (b)  set forth the pertinent sections of the Plan relied on, and

     (c) set forth an explanation of how the claimant can obtain review of such denial.

     Within 60 days after the mailing or delivery by the Committee of such notice, such claimant may request, by mailing or delivery of written notice to the Committee, a review and/or hearing by the Committee of the decision denying the claim. If the claimant fails to request such a review and/or hearing within such 60 day period, it shall be conclusively determined for all purposes of this Plan that the denial of such claim by the Committee is correct. If such claimant requests a hearing within such 60 day period, the Committee shall designate a time (which time shall be not less than seven nor more than 60 days from the date of such claimant's notice to the Committee) and a place for such hearing, and shall promptly notify such claimant of such time and place. If only a review is requested, the Participant or other payee shall have 30 days after filing a request for review to submit additional written material in support of the claim. After such review and/or hearing, the Committee shall determine whether such denial of the claim was correct and shall notify such claimant in writing of its determination. If such determination is favorable to the claimant, it shall be binding and conclusive. If such determination is adverse to such claimant, it shall be binding and conclusive unless the claimant notifies the Committee within 90 days after the mailing or delivery to him or her by the Committee of its determination that he intends to institute legal proceedings challenging the determination of the Committee, and actually institutes such legal proceeding within 180 days after such mailing or delivery.

9.6  Records and Reports

     The Committee shall keep a record of its proceedings and acts and shall keep such books of account, records and other data as may be necessary for the proper administration of the Plan. The Committee shall notify the Trustee and the Company of any action taken by it and, when required, shall notify any other interested person. The Committee shall make its records available to the Company or to any Participant for examination during business hours at the Company's principal place of business, except that a Participant shall be allowed to examine only such records as pertain to him or herself.

9.7  Required Information

     The Company, Participant or Beneficiary or any other person entitled to benefits from the Plan shall furnish the Committee with any information or proof requested by the Committee and reasonably required for the proper administration of the Plan. Failure on the part of any Participant, Beneficiary or other to comply with such request, within a reasonable period of time and in good faith, shall be sufficient grounds for denying or discontinuing benefits to such Participant, Beneficiary or other person.

9.8  Payment of Expenses

     Except as otherwise required by law or agreed upon with the Company, the members of the Committee shall serve without bond and without compensation. The expenses of the Committee shall be deemed administrative expenses which may be paid from the Trust Fund, unless paid by the Company in its discretion. All reasonable expenses of administering the Plan and Trust shall be charged to and paid out of the Trust Assets. The Company, however, may pay all or any portion of such expenses directly, and payment of expenses by the Company shall not be deemed to be Employer Contributions.

9.9  Indemnification

     Except to the extent required by ERISA, no member of the Committee shall be liable for any act, omission, determination, construction or communication made by him or herself, the Committee or by any other member thereof, and the Company hereby agrees to indemnify and save harmless each person now or hereafter acting as a member of the Committee from all loss or damage that may or might result from his acts as such member, except to the extent that any liability is imposed as a result from his acts as such member, except to the extent that any liability is imposed as a result of the member's gross negligence or willful misconduct. Nothing herein shall prohibit the Company from purchasing insurance to indemnify any such member for such liability.

                                   SECTION 10
                          Management of the Trust Fund

10.1 Trustee

     All contributions to the Trust Fund shall be made to, and held in trust by, the Trustee of the Plan, who shall be appointed from time to time by the Board of Directors by appropriate instrument, with such powers in the Trustee as to investment, reinvestment, control and disbursement of the funds as may be provided in the Trust Agreement. The Board of Directors may remove any Trustee at any time, upon reasonably notice and upon such removal or upon the resignation of any Trustee the Board of Directors shall designate a successor Trustee. The Trustee and the Company may by mutual agreement in writing and in accordance with the Trust Agreement arrange for the delegation by the Trustee to others of any functions.

10.2 Trust Fund

     All assets held by the Trustee under the Plan shall be held in trust for the exclusive benefit of Participants and their Beneficiaries under the Plan, and no part of the corpus or income shall revert to the Company or the Employer or be used for, or diverted to, purposes other than for the exclusive benefit of Participants and their Beneficiaries under the Plan or for the payment of the expenses of the Trust Fund, except as provided by
     Section 403(c)(2) or ERISA. Except to the extent expressly provided in the Plan, no such person, nor any other person, shall have any interest in or right to any part of the earnings of the Trust Fund, or any rights in, to or under the Trust Fund or any part of its assets.

                                   SECTION 11
                 Amendment, Merger and Termination of the Plan

11.1  Amendment

      This Plan may be wholly or partially amended or otherwise modified at any time by the written action of the Board of directors, provided, however, that:

      (a) no amendment or modification may be made which would permit any part of the corpus or income of the Trust to be used for or diverted to purposes other than for the exclusive benefit of the Participants and their Beneficiaries under the Plan or for the payment of the expenses of the Trust Fund;

      (b) no amendment or modification may be made which would adversely affect the Account balances of the Participants and their Beneficiaries under the Plan; and

      (c) no amendment or modification may be made which shall increase the duties or liabilities of the Trustee or of the Committee without written consent of the party so affected.

11.2  Merger, Consolidated or Sale of the Employer

      (a) If the Employer is merged or consolidated with another organization, or if the Employer is sold, sells its assets, or is dissolved, any successor organization may continue the Plan with the consent of the Board of Directors. If the Plan is continued, the Committee may transfer assets of the Trust Fund attributable to the Participants employed by such Employer to a separate trust fund maintained by the successor organization. If the successor organization maintains a comparable plan, the Committee may transfer assets of the Trust Fund attributable to such Participants to the trust fund of the comparable plan. If the assets of the Trust Fund are not transferred to a successor trust fund, the Committee may consider the Plan terminated for such Participants.

      (b) In the case of any merger or consolidation with, or transfer of assets or liabilities to, any other plan, each Participant in the Plan will (if the Plan is then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation, or transfer (if the Plan had then terminated).

11.3   Suspension or Termination

       (a) The Board of Directors, at any time, may suspend Employer Contributions in whole or in part. The suspension of Employer Contributions shall not in itself constitute a termination of the Plan.

       (b) Any Employer, at any time, may withdraw from the Plan by filing with the Committee a certified copy of the resolution of its board of directors authorizing the termination or discontinuance. A complete and permanent discontinuance of Employer contributions shall be treated as a termination of the Plan.

       (c) If the Plan is terminated, no further contributions shall be made by the Employer, and the Accounts of each Participant shall be applied for his or her (or his or her Beneficiary) benefit either by payment in cash or in kind, or by the continuation of the Trust Fund in accordance with the Trust Agreement and the provisions of the Plan as though the Plan were otherwise in full force and effect. Distributions shall be made in lump sum payments.

11.4   Vesting and Maintenance of Accounts

       Upon termination or partial termination of the Plan or the complete discontinuance of contributions under the Plan, the Account of each Participant shall be fully vested and non-forfeitable; provided, however, that in the event of a partial termination, the non-forfeitable rights shall be applicable only to the portion of the Plan that is terminated. Until distributed to the Participant in accordance with Section 11.3, each participant's Account shall continue to be valued in accordance with the provisions of Section 5. For purposes of such valuations, the date as of which contributions are discontinued or the date set forth as the termination date shall be deemed a Valuation Date. Included in any such valuation shall be expenses incurred in effectuating such termination, partial termination or discontinuance (such as the fees and retainers of the Plan's Trustee, actuary, accountant, custodian, counsel, administrator or other specialist).

                                   SECTION 12
                         Adoption of Plan by Affiliate

12.1  Adoption

      Any Affiliate may adopt this Plan with the approval of the Board of Directors and thereby come within the definition of Employer. A list of Employers is contained in Appendix A of the Plan. An Affiliate is required to execute a signature page to adopt the Plan. Such signature pages are attached to the Plan as Appendix B. The Board of Directors reserves the right to withdraw any Employer from the Plan. The contributions to be made pursuant to Section 3.2 by each Employer shall be determined by the Company.

12.2  Modification of Adoption

      If any Affiliate that has come within the definition of Employer pursuant to Section 12.1 subsequently adopts a different plan or amends this Plan with the approval of the Board of Directors for all or part of its employees or if any such Affiliate withdraws or is withdrawn from the Plan, the Committee shall determine the equitable share of the funds held by the Trustee which shall be allocated to the Employees of such Affiliate who are thereby affected. If a separate plan is being continued for such Employees, such Affiliate shall designate a successor funding agent under a separate instrument to whom such allocable funds shall be transferred with respect to all or the specified classifications of its Employees, as the case may be, unless the Board of Directors shall determine that such Affiliate and its affected Employees may, upon prior action of such Affiliate, continue to participate in the trust maintained in connection with this Plan. If the Plan is discontinued with respect to all or part of such Affiliate's Employees, such allocable funds shall be allocated with respect to each Employee affected, and shall be applied, pursuant to
      Section 11.3.

                                   SECTION 13
                        In Event Plan Becomes Top-Heavy

13.1   Purpose and Limited Application of this Section

       The purpose of this Section 13 is to conform to the requirement of
       Section 401(a)(10)B) of the Code that the Plan contains provisions (a) which will take effect if it becomes Top-Heavy and (b) which meet the requirements of Section 416 of the Code.

13.2   Special Definitions

       For purposes of this Section 13, the following terms, in addition to those defined in Section 1 shall have the following meanings:

       (a) "Determination Date" means, with respect to any Plan Year, the last Valuation Date of the preceding Plan Year.

       (b) "Key Employee" means any Employee or former Employee (and the beneficiaries of such Employee) who at any time during the determination period was an officer of the Employer if such individual's annual compensation exceeds 150 percent of the dollar limitation under Section 415(c)(1)(A) of the Code, an owner (or considered an owner under Section 318 of the Code) of one of the ten largest interests in the Employer if such individual's compensation exceeds 100 percent of such dollar limitation, a 5-percent owner of the Employer, or a 1-percent owner of the Employer who has an annual compensation of more than $150,000. The determination period is the Plan Year containing the Determination Date of the 4 preceding Plan years.

       The determination of who is a `Key Employee' will be made in accordance with Section 416(i)(1) of the Code and the regulations thereunder.

       (c) "Permissive Aggregation Group" means, with respect to a given Plan Year, this Plan and all other plans of the Employer or Affiliates (other than those included in the Required Aggregation Group) which, when aggregated with the plans in the Required Aggregation Group, continue to meet the requirement of Sections 401(a)(4) and 410 of the Code.

       (d) "Present Value of Accounts" means, as of a given Determination Date, the sum of the Participant's Accounts under the Plan as of such Valuation Date. The Determination Date of the Present Value of Accounts shall take into consideration distributions made to or on behalf of the Participant in the Plan Year ending on the Determination Date and the four preceding Plan Years, but shall not take into consideration the Accounts of any

     Participant who has not performed services for the Employer during the five-year period ending on the Determination Date.

     (e)  "Required Aggregation Group" means with respect to a given Plan Year,
     (A) this Plan, (B) each other plan of the Employer and Affiliates in which a Key Employee is a participant, and (C) each other plan of the Employer and Affiliates which enables a plan described in (A) or (B) to meet the requirements of Sections 401(a)(4) and 410 of the Code.

     (f)  "Top-Heavy" means, with respect to the Plan for a Plan Year:

               (1) that the Present Value of Accounts of Key Employees exceeds 60% of the Present Value of Accounts of all Participants; or

               (2) the Plan is part of a Required Aggregation Group and such Required Aggregation Group is a Top-Heavy Group, unless the Plan or such Top-Heavy Group is itself part of a Permissive Aggregation Group which is not a Top-Heavy Group.

     (g) "Top-Heavy Group" means, with respect to a given Plan Year, a group of Plans of the Employer and Affiliates which, in the aggregate, meet the requirements of the definition contained in Section 416(g)(2)(B) of the Code.

13.3 Special Top-Heavy Rules

     Notwithstanding any other provision of the Plan to the contrary, the following provisions of this Section 13.3 shall automatically become operative and shall supersede any conflicting provisions of the Plan if, in any Plan Year, the Plan is Top-Heavy.

     (a) The minimum Employer contribution during the Plan Year on behalf of a Participant who is an Eligible Employee on the last day of such Plan Year and is not a Key Employee (regardless of such Employee's employment during such year shall be equal to the lesser of (1) 3% of such Participant's Section 415 compensation (as defined in Section 3.4); or (2) the percentage of compensation at which Employer Contributions are made (or required to be made) under the Plan on behalf of the Key Employee for whom such percentage is the highest.

     (b) A Participant who has completed three or more Years of Service with the Employer shall be 100% vested in all his Accounts.

     (c) In order to comply with the requirements of Section 426(h) of the Code, in the case of a Participant who is or has also participated in a defined benefit plan of the Company or an Affiliate in any Plan Year in which the Plan is Top-Heavy, there shall be imposed under such defined benefit plan the following limitation in addition to any limitation which may be imposed as described in Section 3.4. In any such year, for purposed of satisfying the aggregate limit on contributions and benefits imposed by Section 415(e) of the Code, benefits payable from the defined benefit plan shall, except as hereinafter described, be reduced so as to comply with a limit determined in accordance with Section 415(e) of the Code, but with the number "1.0" substituted for the number "1.25" in the "defined benefit plan fraction" (as defined in Section 415(e)(2) of the Code) and in the "defined contribution plan fraction" (as defined in Section 415(e)(3) of the Code). Notwithstanding the foregoing, if the application of the additional limitation set forth in this subsection (c) would result in the reduction of accrued benefits of any Participant under the defined benefit Plan, such additional limitation shall not become operative, so long as (1) no additional Employer contributions, forfeitures, or voluntary nondeductible contributions are allocated to such Participant's accounts under any defined contribution plan maintained by the Employer and Affiliates. Accordingly, in any Plan Year that the Plan is Top-Heavy, no additional benefits shall accrue under the defined benefit plan on behalf of any Participant whose overall benefits under the defined benefit plan otherwise would be reduced in accordance with the limitation described in this subsection (c).

     (d) Solely for the purpose of determining if the Plan, or any other plan included in a Required Aggregation Group of which this Plan is a part is Top-Heavy, the accrued benefit of a Participant other than a Key Employee shall be determined under (1) the method, if any, that uniformly applies for the accrual purposes under all plans maintained by the Employer or Affiliate, or (2) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of Code section 411(b)(1)(C).

     (e) In the event that Congress should provide by statute, or the Treasury Department should provide by regulation or ruling, that the limitations provided in this Section 15 are no longer necessary for the Plan to meet the requirements of Section 401 of the Code or other applicable law then in effect, such limitations shall become void and shall no longer apply, without the necessity of further amendment to the Plan.

                                   SECTION 14

                            Miscellaneous Provisions

14.1 Limitation of Liability

     Except as otherwise provided in accordance with ERISA, as a condition of participation in the Plan, each employee agrees that neither the Company, any Employer, the Committee, nor the Trustee shall in any way be subject to any legal liability for any reason in connection with the Plan and Trust Fund or their operation, except for its or their own gross negligence or willful misconduct, and each such Employee hereby releases the Company and the Employers, their officers and agents, the Committee and the Trustee from any and all such liability.

14.2 Identity of Payee

     The determination of the Committee as to the identity of the proper payee of any benefit under the Plan and amount of such benefit properly payable shall be conclusive, and payment in accordance with such determination shall constitute a complete discharge of all obligations on account of such benefit.

14.3 Applicability

     Except as is otherwise provided in ERISA all questions pertaining to the construction, regulation, validity and effect of the provisions of the Plan shall be determined in accordance with the laws of the State of New Jersey.

14.4 Limitation of Rights

     Neither the establishment of the Plan, not any modification thereof, nor the creation of any fund, trust or account, nor the payment of any benefits shall be construed as giving any Participant or any other person any legal or equitable right against the Company, an Employer, the Committee or the Trustee, unless such right shall be specifically provided for in the Plan or granted by affirmative action of the Committee or the Company in accordance with the terms and provisions of the Plan; or as giving any Participant or any other employee of the Employer the right to be retained in the service of the Employer; and all Participants and other employees shall remain subject to discharge to the same extent as if the Plan had never been adopted.

14.5 Plan not a Condition of Employment

     The adoption and maintenance of the Plan shall not be deemed to constitute a contract between the Employer and any Participant, or to be consideration for, or an inducement or condition of, the employment of any person. Nothing herein contained shall be deemed to give to any Participant the right to be retained in the employ of the Employer or to interfere with the right of the Employer to discharge any Participant at any time.

14.6   Assumption of Risk by Participants

       Each Participant assumes all risk connected with any decrease in the market price of any securities in the fund, and such fund shall be the sole source of payments to be made under this Plan.

14.7   Uniform Administration

       Whenever, in the administration of the Plan, any action is required by the Employer or the Committee, including, but not by way of limitation, action with respect to eligibility or classification of Employees, contributions or benefits, such action shall be uniform in nature as applied to all persons similarly situated and no such action shall be taken which will discriminate in favor of Participants who are Highly Compensated Employees.

14.8   Severability

       If any provision of the Plan or any regulation adopted thereunder is deemed or held to be unlawful or invalid for any reason, the remaining provisions of the Plan or regulations thereunder shall not be adversely affected unless such determination shall render it impossible or impractical for the continued operation of the Plan. In such event, the appropriate parties shall immediately adopt a new provision or regulation to replace the one held unlawful or invalid.

14.9   Titles and Headings

       The titles and headings of the Sections of this Plan are for convenience of reference only, and in the event of any conflict, the text of this Plan, rather such titles or headings, shall control.

                                   SECTION 15

                                   Execution

     To record the adoption of the Plan, the Company has caused it to be executed on this 4/th/ day of January, 1999.


                                               MANTECH INTERNATIONAL CORPORATION

                                               By: /s/ GEORGE J. PEDERSEN
                                                  ------------------------------

                                   APPENDIX A

                         Participating Employers in the

        ManTech International Corporation Employee Stock Ownership Plan

Participating Employer                            EIN            Effective Date

ManTech International Corporation                 22-1852179

ManTech Systems Engineering Corporation           52-1396237

ManTech Test Systems, Inc.                        54-1865918

ManTech Test Systems Integration Corporation      54-1871905

ManTech Test Systems Solutions Corporation        54-1030125

ManTech Environmental Technology, Inc.            54-1554099

ManTech Environmental Research Services Corp.     54-1661370

NSI Environmental Solutions, Inc.                 52-1714389

ManTech Environmental Corporation                 54-1791879

ManTech Design and Developmental Corporation      52-2001818

ManTech Advanced Systems International, Inc.      52-1396243

ManTech Telecommunications & Info. Systems Co.    52-1279373

ManTech Germany Systems Corporation               54-1908709

ManTech China Systems Corporation                 54-1904240

ManTech Y2K Solutions, Inc.                       (EIN Application Submitted)

                                   APPENDIX B

                Execution by: ManTech International Corporation

      To record the adoption of the Plan, ManTech International Corporation has caused it to be executed on this 4/th/ day of January, 1999.


                                          PARTICIPATING EMPLOYER:

                                          By: /s/ JOHN A. MOORE, JR.
                                             -----------------------

                                APPENDIX B

              Execution by: ManTech Systems Engineering Corporation

      To record the adoption of the Plan, ManTech Systems Engineering Corporation has caused it to be executed on this 4/th/ day of January, 1999.


                                          PARTICIPATING EMPLOYER:

                                          By: /s/  JOHN A. MOORE, JR.
                                             ------------------------

                                   APPENDIX B

                    Execution by: ManTech Test Systems, Inc.

      To record the adoption of the Plan, ManTech Test Systems, Inc. has caused it to be executed on this 4/th/ day of January, 1999.


                                          PARTICIPATING EMPLOYER:

                                          By: /s/  JOHN A. MOORE, JR.
                                             ------------------------

                                   APPENDIX B


             Execution by: ManTech Systems Integration Corporation


     To record the adoption of the Plan, ManTech Systems Integration Corporation has caused it to be executed on this 4/th/ day of January, 1999.



                                        PARTICIPATING EMPLOYER:


                                        By:   /s/ JOHN A. MOORE, JR.
                                           -------------------------------

                                   APPENDIX B


              Execution by: ManTech Systems Solutions Corporation


     To record the adoption of the Plan, ManTech Systems Solutions Corporation has caused it to be executed on this 4/th/ day of January, 1999.



                                        PARTICIPATING EMPLOYER:


                                        By: /s/ JOHN A. MOORE, JR.
                                           ---------------------

                                   APPENDIX B

              Execution by: ManTech Environmental Technology, Inc.

     To record the adoption of the Plan, ManTech Environmental Technology, Inc. has caused it to be executed on this 4/th/ day of January, 1999.


                                             PARTICIPATING EMPLOYER:

                                             By: /s/ JOHN A. MOORE, JR.
                                                 ----------------------

                                   APPENDIX B

        Execution by: ManTech Environmental Research Services Corporation

     To record the adoption of the Plan, ManTech Environmental Research Services Corporation has caused it to be executed on this 4/th/ day of January, 1999.


                                             PARTICIPATING EMPLOYER:

                                             By: /s/  JOHN A. MOORE, JR.
                                                 -----------------------

                                   APPENDIX B

                 Execution by: NSI Environmental Solutions, Inc.

     To record the adoption of the Plan, NSI Environmental Solutions, Inc. has caused it to be executed on this 4/th/ day of January, 1999.


                                             PARTICIPATING EMPLOYER:

                                             By: /s/ JOHN A. MOORE, JR.
                                                 ----------------------

                                   APPENDIX B

                 Execution by: ManTech Environmental Corporation

     To record the adoption of the Plan, ManTech Environmental Corporation has caused it to be executed on this 4/th/ day of January, 1999.


                                             PARTICIPATING EMPLOYER:

                                             By: /s/  JOHN A. MOORE, JR.
                                                 -----------------------

                                   APPENDIX B

            Execution by: ManTech Design and Development Corporation

     To record the adoption of the Plan, ManTech Design and Development Corporation has caused it to be executed on this 4/th/ day of January, 1999.


                                             PARTICIPATING EMPLOYER:

                                             By: /s/  JOHN A. MOORE, JR.
                                                 -----------------------

                                   APPENDIX B

           Execution by: ManTech Advanced Systems International, Inc.

     To record the adoption of the Plan, ManTech Advanced Systems International, Inc. has caused it to be executed on this 4/th/ day of January, 1999.


                                             PARTICIPATING EMPLOYER:

                                             By: /s/  JOHN A. MOORE, JR.
                                                 -----------------------

                                   APPENDIX B

       Execution by: ManTech Telecommunications & Information Systems Co.

     To record the adoption of the Plan, ManTech Telecommunications & Information Systems Co. has caused it to be executed on this 4/th/ day of January, 1999.


                                             PARTICIPATING EMPLOYER:

                                             By: /s/  JOHN A. MOORE, JR.
                                                 -----------------------

                                   APPENDIX B

                Execution by: ManTech Germany Systems Corporation

     To record the adoption of the Plan, ManTech Germany Systems Corporation has caused it to be executed on this 4/th/ day of January, 1999.


                                             PARTICIPATING EMPLOYER:

                                             By: /s/ JOHN A. MOORE, JR.
                                                 ----------------------

                                   APPENDIX B

                 Execution by: ManTech China Systems Corporation

     To record the adoption of the Plan, ManTech China Systems Corporation has caused it to be executed on this 4/th/ day of January, 1999.


                                             PARTICIPATING EMPLOYER:

                                             By: /s/ JOHN A. MOORE, JR.
                                                 ----------------------

                                   APPENDIX B

                    Execution by: ManTech Y2K Solutions, Inc.

     To record the adoption of the Plan, ManTech Y2K Solutions, Inc. has caused it to be executed on this 4/th/ day of January, 1999.


                                             PARTICIPATING EMPLOYER:

                                             By: /s/  JOHN A. MOORE, JR.
                                                 -----------------------